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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





We hereby consent to the incorporation by reference in Amendment No. 1 to this Form S-4 of our report dated September 13, 2002, relating to the consolidated financial statements of Tekni-Plex, Inc. appearing in the Company's annual report on Form 10-K.

We also consent to the reference to us under the caption "Experts" in such Prospectus.



/s/BDO Seidman, LLP

BDO Seidman, LLP

Woodbridge, NJ

October 24, 2002